UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

Lincare Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19946	51-0331330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19387 U.S. 19 North, Clearwater, FL 33764

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 727-530-7700

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of a Change in the Executive Officer Bonus Compensation Formula

On January 23, 2007, the compensation committee (the “committee”) of the Board of Directors of Lincare Holdings Inc. (the “Company”) recommended, and the Board of Directors approved, a change in the bonus compensation formula for the Company’s executive officers which will take effect in the Company’s 2007 fiscal year. The executive officers’ employment agreements, dated November 15, 2004, set forth the terms of the annual bonus compensation to be awarded to Messrs. John P. Byrnes (Chief Executive Officer), Mr. Paul G. Gabos (Chief Financial Officer) and Mr. Shawn S. Schabel (President and Chief Operating Officer) (collectively, the “executive officers”). The Board of Directors has approved a new performance-based formula which compares, among other things, the Company’s fully diluted earnings per share (“EPS”) in each fiscal year with the projected EPS of the Company for such year as set forth in the annual business plan prepared in advance by the Company and approved by the Board of Directors. The previous bonus formula was based, among other things, on a comparison of annual reported EPS over the EPS reported during the immediately preceding calendar year. Section 4(b) of the executive officers’ employment agreements has been modified to reflect the new bonus compensation formula. The revised Section 4(b) reads as follows:

(b) During the Employment Term, in addition to Salary, Company shall also pay bonus compensation (“Bonus”) to Executive in respect of each calendar year (or applicable portion thereof) during the Employment Term. Such Bonus for any full calendar year to be an amount equal to the lesser of 200% of Salary or: (i) the percentage of Salary set forth in the Table below which corresponds to the percentage by which Company’s fully diluted earnings per share (“EPS”) in respect of such calendar year compares with the projected EPS of Company as set forth in the annual business plan (the “Business Plan EPS”) prepared in advance by the Company and approved by the Board of Directors; multiplied by (ii) Executive’s Salary for such calendar year.

Fully Diluted EPS as a % Of Business Plan EPS	% of Salary
0-99%	0%
100%	80%
101%	90%
102%	100%
103%	110%
104%	120%
105%	130%
> 105%	130% + an additional 10% for each full percentage point of EPS achieved over Business Plan EPS

In the event that the Employment Term ends at any time other than on December 31 of any year, Executive’s Bonus in respect of such calendar year shall be prorated, and shall be an amount equal to: (i) the percentage set forth on the Table above which corresponds to the percentage by which Company’s year-to-date fully diluted EPS (as determined by the then-most recently announced fully diluted EPS of Company) compares with the figure obtained by multiplying the Business Plan EPS by a fraction, the numerator of which shall be the number of completed fiscal quarters in such calendar year for which fully diluted EPS of the Company have been announced and the denominator of which shall be four (4); multiplied by (ii) Executive’s Salary for such calendar year; multiplied by (iii) a fraction, the numerator of which shall be the number of full calendar months included in the Employment Term for the then current calendar year and the denominator of which shall be twelve (12).

Notwithstanding the foregoing provisions of this Section 4(b), Company’s Board of Directors (or an authorized committee thereof) shall have the discretion to adjust upward or downward the Business Plan EPS to account equitably for: (i) any extraordinary charges; (ii) any unusual non-recurring items; (iii) changes after the date hereof in accounting principles required under generally accepted accounting principles; or (iv) any unanticipated events or occurrences; which events impacted Company’s fully diluted EPS in respect of any such applicable period or comparable prior year period.

Nothing contained herein and no action taken in respect of any Bonus (or otherwise in respect of this Section 4(b)) shall create or be construed to create a trust of any kind. Executive’s right to receive any Bonus pursuant to this Section 4(b) shall be no greater than the right of an unsecured general creditor of Company to receive payment from Company. All Bonuses under this Section 4(b) shall be paid from the general funds of Company, and no special or separate fund shall be established, and no segregation of assets shall be made, to assure payment of any Bonuses hereunder.

Approval of 2006 Cash Bonuses to Executive Officers

On January 23, 2007, the committee approved the cash bonus amounts to be paid to each of the executive officers for services performed in 2006 pursuant to the annual performance-based bonus compensation provisions of the executive officers’ employment agreements. The bonus amounts awarded to Messrs. Byrnes, Gabos and Schabel for fiscal year 2006 were $756,435, $378,217 and $504,542, respectively.

The cash bonuses awarded to the executive officers were determined based, in part, on the EPS growth formula set forth in their respective employment agreements in effect during the period. The growth formula and other factors considered by the committee resulted in a bonus of 90% of each executive officer’s 2006 base salary. In determining the cash bonus awards of 90% of base salaries, the committee considered the executive officers’ performance in light of the substantial reductions in Medicare reimbursement for the Company’s products and services in 2006, including reductions in the payment amounts, and related dispensing fees, for certain inhalation drugs provided by the Company and the full year effect of reductions in the monthly payment amount for oxygen equipment that took effect on April 1, 2005. The committee also considered the impact on 2006 EPS of the required adoption of Statement of Financial Accounting Standards (SFAS) No. 123R, “Share-Based Payment,” which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company adopted SFAS No. 123R as of January 1, 2006 using the modified prospective method. The committee determined to adjust the EPS growth calculation by deducting from the Company’s 2005 EPS, on a pro forma basis, a portion of the 2006 Medicare price changes and the pro forma effect of SFAS No. 123R as if they had taken effect at the beginning of 2005. Based on these adjustments, the committee determined that the bonus compensation for the executive officers would be 90% of their respective base salaries.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this report concerning future results, performance or expectations are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All forward-looking statements included in this report are based upon information available to Lincare as of the date hereof and Lincare assumes no obligation to update any such forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause Lincare’s actual results, levels of activity, performance or achievements to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statements. In some cases, forward-looking statements that involve risks and uncertainties contain terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or variations of these terms or other comparable terminology.

Key factors that have an impact on Lincare’s ability to attain any estimates contained in this report include potential reductions in reimbursement rates by government and other third party payors, changes in reimbursement policies, the demand for Lincare’s products and services, the availability of appropriate acquisition candidates and Lincare’s ability to successfully complete and integrate acquisitions, efficient operation of Lincare’s existing and future operating facilities, regulation and/or regulatory action affecting Lincare or its business, economic and competitive conditions, access to borrowed and/or equity capital on favorable terms and other risks described in the filings of Lincare with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005.

In developing its forward-looking statements, Lincare has made certain assumptions relating to reimbursement rates and policies, internal growth and acquisitions and the outcome of various legal and regulatory proceedings. If the assumptions used by Lincare differ materially from what actually occurs, then actual results could vary significantly from the performance projected in the forward-looking statements. Lincare is under no duty to update any of the forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincare Holdings Inc.

By:	/s/ Paul G. Gabos
Paul G. Gabos
Chief Financial Officer, Treasurer and Secretary

January 29, 2007